UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-18N)

       Lehman XS Trust, Series 2006-18N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

ITEM 8.01. Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,010,435,000 in aggregate principal amount of the Class A1A, Class A1B, Class A2A, Class A3, Class A4, Class A5A, Class AX, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-18N on November 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 13, 2006, as supplemented by the Prospectus Supplement, dated November 29, 2006, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On November 30, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance

Class M10	$9,246,000

Class P	N/A

Class C	N/A

Class X	N/A

Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2006, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class A1A, Class A1B, Class A2A, Class A3, Class A4, Class A5A, Class AX, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class X, Class P, Class C, and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a single pool of conventional, first lien, adjustable rate negative amortization, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,027,393,147 as of November 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated November 28, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of November 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of November 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP.

99.3
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.4
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2006, and Amendment Reg AB, dated as of June 16, 2006, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Countrywide Home Loans, Inc.

99.5	Reconstituted Servicing Agreement, dated as of November 1, 2006, by and between Lehman Brothers Holdings Inc. and Residential Funding Company, LLC.

99.6	Sale and Servicing Agreement, dated as of October 30, 2006, by and between Residential Funding Company, LLC and Lehman Capital, A Division of Lehman Brothers Holdings, Inc.

99.7	Interest Rate Cap Agreement, dated as of November 30, 2006, between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A2A Certificates.

99.8	Balance Guaranteed Cap Agreement, dated as of November 30, 3006, between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A4 Certificates.

99.9
Deferred Interest Cap Agreements, each dated as of November 30, 2006, between (i) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A1B Certificates; (ii) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A2A Certificates; (iii) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A3 Certificates; (iv) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A4 Certificates; and (v) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A5A Certificates.

99.10	Guarantee, dated as of November 30, 2006, by Lehman Brothers Holdings Inc. relating to each of the Interest Rate Cap Agreement and Deferred Interest Cap Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: December 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated November 28, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1	Trust Agreement, dated as of November 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of November 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP.

99.3
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.4
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2006, and Amendment Reg AB, dated as of June 16, 2006, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Countrywide Home Loans, Inc.

99.5	Reconstituted Servicing Agreement, dated as of November 1, 2006, by and between Lehman Brothers Holdings Inc. and Residential Funding Company, LLC.

99.6	Sale and Servicing Agreement, dated as of October 30, 2006, by and between Residential Funding Company, LLC and Lehman Capital, A Division of Lehman Brothers Holdings, Inc.

99.7	Interest Rate Cap Agreement, dated as of November 30, 2006, between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A2A Certificates.

99.8	Balance Guaranteed Cap Agreement, dated as of November 30, 3006, between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A4 Certificates.

99.9
Deferred Interest Cap Agreements, each dated as of November 30, 2006, between (i) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A1B Certificates; (ii) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A2A Certificates; (iii) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A3 Certificates; (iv) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A4 Certificates; and (v) Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-18N, relating to the Class A5A Certificates.

99.10	Guarantee, dated as of November 30, 2006, by Lehman Brothers Holdings Inc. relating to each of the Interest Rate Cap Agreement and Deferred Interest Cap Agreements.